                                                                   EXHIBIT 25(m)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                               TARGETS TRUST XXIV
               (Exact name of obligor as specified in its charter)

DELAWARE                                                             APPLIED FOR
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

388 GREENWICH STREET
NEW YORK, NEW YORK                                                         10013
 (Address of principal executive offices)                             (Zip Code)


         TARGETED GROWTH ENHANCED TERMS SECURITIES OF TARGETS TRUST XXIV
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany, New York 12223. Board of Governors of the Federal Reserve System 20th and C Street NW, Washington, D.C., 20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y. 10045.

            Federal Deposit Insurance Corporation, 550 Seventeenth Street NW Washington, D.C., 20429.


        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16. List of Exhibits

        List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of September, 2001.

                                             THE CHASE MANHATTAN BANK

                                             By /s/ Thomas Venusti
                                                ------------------
                                                Trust Officer

Item 16. List of Exhibits

        List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 6th day of September, 2001.

                                             THE CHASE MANHATTAN BANK


                                             By /s/ Thomas Venusti
                                                ------------------
                                                    Thomas Venusti
                                                    Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 2001, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  DOLLAR AMOUNTS
                        ASSETS                                      IN MILLIONS
   Cash and balances due from depository institutions:
         Noninterest-bearing balances and
         currency and coin ................................          $ 21,536
         Interest-bearing balances ........................            31,428
   Securities:
   Held to maturity securities ............................               481
   Available for sale securities ..........................            60,903
   Federal funds sold and securities purchased under
         agreements to resell .............................            42,824
   Loans and lease financing receivables:
         Loans and leases held for sale ...................             3,856
         Loans and leases, net of unearned income  $155,575
         Less: Allowance for loan and lease losses    2,276
         Loans and leases, net of unearned income and
          allowance .......................................           153,299
   Trading Assets .........................................            66,636
   Premises and fixed assets (including capitalized leases)             4,468
   Other real estate owned ................................                45
   Investments in unconsolidated subsidiaries and
         associated companies .............................               353
   Customers' liability to this bank on acceptances
         outstanding ......................................               346
   Intangible assets
           Goodwill .......................................             1,785
           Other Intangible assets ........................             4,365
   Other assets ...........................................            19,923
                                                                     --------
   TOTAL ASSETS ...........................................          $412,248
                                                                     ========


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

                   LIABILITIES
 Deposits
       In domestic offices ...............................          $ 137,865
       Noninterest-bearing ...................   $  56,799
       Interest-bearing ......................      81,066
       In foreign offices, Edge and Agreement
        subsidiaries and IBF's ...........................            113,924
       Noninterest-bearing ...................   $   6,537
       Interest-bearing ......................     107,387

 Federal funds purchased and securities sold under agree-
  ments to repurchase ....................................             65,474
 Trading liabilities .....................................             39,611
 Other borrowed money (includes mortgage indebtedness
       and obligations under capitalized leases) .........             10,573
 Bank's liability on acceptances executed and outstanding                 346
 Subordinated notes and debentures .......................              6,355
 Other liabilities .......................................             14,772
 TOTAL LIABILITIES .......................................            388,920
 Minority Interest in consolidated subsidiaries ..........                 89

                    EQUITY CAPITAL
 Perpetual preferred stock and related surplus ...........                  0
 Common stock ............................................              1,211
 Surplus  (exclude all surplus related to preferred stock)             12,715
     Retained earnings ...................................              9,985
     Accumulated other comprehensive income ..............               (672)
 Other equity capital components .........................                  0
 TOTAL EQUITY CAPITAL ....................................             23,239
                                                                    ---------
 TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL           $ 412,248
                                                                    =========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                            JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                            WILLIAM B. HARRISON JR. )
                            DOUGLAS A. WARNER III   ) DIRECTORS
                            WILLIAM H. GRAY III     )


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